Exhibit 10.11

EXECUTION

AMENDMENT NUMBER FOURTEEN

to the

MASTER REPURCHASE AGREEMENT

Dated as of December 9, 2010,

among

PENNYMAC CORP., PENNYMAC HOLDINGS, LLC and PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER FOURTEEN (this “Amendment Number Fourteen”) is made this 5th day of February, 2014 (the “Effective Date”) among PENNYMAC CORP. and PENNYMAC HOLDINGS, LLC f/k/a PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC (each, a “Seller” and jointly and severally, the “Seller” or “Sellers”), PENNYMAC LOAN SERVICES, LLC (“Servicer”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of December 9, 2010, among Sellers, Servicer and Buyer, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Sellers and Buyer have agreed to modify certain covenants, representations and warranties under the Agreement and as more specifically set forth herein; and

WHEREAS, as of the date hereof, each Seller and Servicer represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.                            Amendments. Effective as of the Effective Date, the Agreement is hereby amended as follows:

(a)                                 Section 2 of the Agreement is hereby amended by deleting the definition of “Committed Amount” in its entirety and replacing it with the following (bold for emphasis):

“Committed Amount” shall mean an amount equal to (i) $900,000,000; reduced by (ii) the aggregate outstanding Purchase Price (as such term is defined in the PMAC Agency Agreement) of all Loans (as such term is defined in the PMAC Agency Agreement) then subject to outstanding Transactions (as such term is defined in the PMAC Agency Agreement) under the PMAC Agency Agreement.”

(b)                                 Section 2 of the Agreement is hereby amended by deleting clause (16) in the definition of “Eligible Loan” in its entirety and replacing it with the following (bold for emphasis):

“(16)                    which is a Loan and the Purchase Price of such Loan when added to the aggregate outstanding Purchase Price of all other Loans that are then subject to outstanding Transactions hereunder, exceeds $900,000,000.”

(c)                                  Section 2 of the Agreement is hereby amended by deleting the definition of “Loan Schedule” in its entirety and replacing it with the following (bold for emphasis):

“Loan Schedule” shall mean a hard copy or electronic format incorporating the fields identified on Exhibit G, which shall include with respect to each Loan to be included in a Transaction without limitation: (i) the Loan number, (ii) the Mortgagor’s name, (iii) the original principal amount of the Loan, (iv) the current principal balance of the Loan, (v) the name of any Subservicer (if applicable)  subservicing such Loan, and (vi) any other information required by Buyer and any other additional information to be provided pursuant to the Custodial Agreement.

(d)                                 Section 2 of the Agreement is hereby amended by deleting the definition of “Total Average Monthly Usage” in its entirety.

(e)                                  Section 2 of the Agreement is hereby amended by deleting the definition of “Uncommitted Amount” in its entirety and replacing it with the following (bold for emphasis):

“Uncommitted Amount” shall mean an amount equal to (i) $150,000,000 reduced by (ii) the Uncommitted Amount (as defined in the PMAC Agency Agreement) outstanding under the PMAC Agency Agreement.”

(f)                                   Section 9(b)(xvii) of the Agreement is hereby amended by deleting the section in its entirety.

(g)                                  Section 12(p) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following (bold for emphasis):

“(p)                           Financial Representations and Warranties.

(i) (A) the ratio of PennyMac’s Total Indebtedness to its Adjusted Tangible Net Worth is not greater than 10:1; (B) the combined Liquidity of PennyMac and PMAC Holdings is not less than $25,000,000; and (C) PennyMac’s Adjusted Tangible Net Worth is greater than or equal to $140,000,000.

(ii) (A) the ratio of PMAC Holdings’ Total Indebtedness to its Adjusted Tangible Net Worth is not greater than 10:1; (B) the combined Liquidity of PMAC Holdings and PennyMac is not less than $25,000,000; and (C) PMAC Holdings’ Adjusted Tangible Net Worth is greater than or equal to $220,000,000.

(iii) (A) Servicer’s Adjusted Tangible Net Worth is greater than or equal to $90,000,000; (B) Servicer’s unrestricted cash and Cash Equivalents are greater than or equal to $20,000,000; (C) [reserved]; (D) the ratio of Servicer’s Total Indebtedness to Adjusted Tangible Net Worth is less than 10:1; and (E) Servicer’s consolidated Net Income was equal to or greater than $1.00 for the previous calendar quarter.

(iv) (A) Guarantor’s Adjusted Tangible Net Worth is greater than or equal to $750,000,000; (B) the combined amount of unrestricted cash of Guarantor and its Subsidiaries is greater than or equal to $30,000,000; (C) the ratio of Guarantor’s Total Indebtedness to Adjusted Tangible Net Worth is less than 5:1; and (D) Guarantor’s consolidated net income has been equal to or greater than $1.00 for at least one (1) of the previous two (2) consecutive fiscal quarters, as of the end of the last fiscal quarter.”

(h)                                 Section 13(p) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following (bold for emphasis):

“(p) Financial Covenants.

(i) Financial Covenants of PennyMac. PennyMac shall comply with the following financial covenants: (A) the ratio of PennyMac’s Total Indebtedness to its Adjusted Tangible Net Worth shall not at any time be greater than 10:1; (B) PennyMac and PMAC Holdings shall maintain combined Liquidity at all times in an amount of not less than $25,000,000; and (C) the Adjusted Tangible Net Worth of PennyMac shall at all times be greater than $140,000,000.

(ii) Financial Covenants of PMAC Holdings. PMAC Holdings shall comply with the following financial covenants: (A) the ratio of PMAC Holdings’ Total Indebtedness to its Adjusted Tangible Net Worth shall not at any time be greater than 10:1; (B) PMAC Holdings and PennyMac Corp. shall maintain combined Liquidity at all times in an amount of not less than $25,000,000; and (C) the Adjusted Tangible Net Worth of PMAC Holdings shall at all times be equal to or greater than $220,000,000.

(iii) Financial Covenants of Servicer.  (A) Servicer’s Adjusted Tangible Net Worth shall at all times be greater than or equal to $90,000,000; (B) Servicer’s unrestricted cash and Cash Equivalents shall at all times be greater than or equal to $20,000,000; (C) the ratio of Servicer’s Total Indebtedness to Adjusted Tangible Net Worth shall at all times be less than 10:1; and (D) Servicer’s consolidated Net Income shall be equal to or greater than $1.00 for the previous calendar quarter.

(iv)                              Financial Covenants of Guarantor. (A) Guarantor’s Adjusted Tangible Net Worth shall at all times be greater than $750,000,000; (B) the amount of combined unrestricted cash of Guarantor and its Subsidiaries shall at all times be greater than or equal to $30,000,000; (C) the ratio of Guarantor’s Total Indebtedness to Adjusted Tangible Net Worth shall at all times be less than 5:1; and (D) Guarantor’s consolidated net income shall be equal to or greater than $1.00 for at least one (1) of the previous two (2) consecutive fiscal quarters, as of the end of each fiscal quarter.”

(i)                                     Schedule 1(ll)  of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

“(ll)                            MERS Loans.   With respect to each MERS Loan, a Mortgage Identification Number has been assigned by MERS and such Mortgage Identification Number is accurately provided on the Loan Schedule.  The related Assignment of Mortgage to MERS has been duly and properly recorded.  With respect to each MERS Loan, Seller has not received any notice of liens or legal actions with respect to such Loan and no such notices have been electronically posted by MERS.”

SECTION 2.                            Fees and Expenses.  Sellers agree to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Fourteen (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3.                            Representations.  Each Seller and Servicer hereby represents to Buyer that as of the date hereof, the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4.                            Binding Effect; Governing Law.  This Amendment Number Fourteen shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER FOURTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 5.                            Counterparts.  This Amendment Number Fourteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.                            Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Fourteen need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Servicer and Buyer have caused this Amendment Number Fourteen to be executed and delivered by their duly authorized officers as of the date hereof.

PENNYMAC CORP.
(Seller)

		By:	/s/ Pamela Marsh
		Name:	Pamela Marsh
		Title:	Executive Vice President, Treasurer

PENNYMAC HOLDINGS, LLC
(Seller)

		By:	/s/ Pamela Marsh
		Name:	Pamela Marsh
		Title:	Executive Vice President, Treasurer

PENNYMAC LOAN SERVICES, LLC,
(Servicer)

		By:	/s/ Pamela Marsh
		Name:	Pamela Marsh
		Title:	Executive Vice President, Treasurer

CITIBANK, N.A.
(Buyer and Agent, as applicable)

		By:	/s/ Peter D. Steinmetz
		Name:	Peter D. Steinmetz
		Title:	Vice President

Acknowledged:

PENNYMAC MORTGAGE INVESTMENT TRUST

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Amendment Number Fourteen to Master Repurchase Agreement REIT-NPL